                                                                  EXHIBIT 10.195

THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO A VALID EXEMPTION THEREFROM AND HAS BEEN SOLD IN RELIANCE ON THE EXEMPTION FROM REGISTRATION PROVIDED BY REGULATION S UNDER THE ACT ("REGULATION S"). THE SECURITY EVIDENCED HEREBY MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (SECTION
230.901 THROUGH SECTION 230.905, AND PRELIMINARY NOTES).

THE TRANSFER OF THE SECURITY EVIDENCED HEREBY IS SUBJECT TO THE CONDITIONS SPECIFIED IN A SECURITIES PURCHASE AGREEMENT, DATED AS OF NOVEMBER 6, 1998, BY AND AMONG THE COMPANY, ELAN INTERNATIONAL SERVICES, LTD. AND ELAN CORPORATION, PLC, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITY UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF WITHOUT CHARGE.

                       LIGAND PHARMACEUTICALS INCORPORATED

                  ZERO COUPON CONVERTIBLE SENIOR NOTE DUE 2008


No. R-1

Issue Date: November 9, 1998

Issue Price: $30,000,000
($456.39 for each $1,000 Principal Amount)

Original Issue Discount at Maturity: $35,733,694
($543.61 for each $1,000 Principal Amount)


             Ligand Pharmaceuticals Incorporated, a Delaware corporation, promises to pay to Elan International Services, Ltd. or registered assigns, on November 9, 2008, the Principal Amount of SIXTY FIVE MILLION SEVEN HUNDRED AND THIRTY THREE THOUSAND SIX HUNDRED AND NINETY FOUR DOLLARS ($65,733,694) or such Principal Amount as may result from an Accrual Increase as specified on the other side of this Security.

             This Security shall not bear interest except as specified on the other side of this Security. Original Issue Discount will accrue as specified on the other side of this Se-curity. This Security is convertible into Common Stock as specified on the other side of this Security.

             Additional provisions of this Security are set forth on the other side of this Security.

             This Security is one of the Zero Coupon Convertible Senior Notes due 2008 issued pursuant to the Securities Purchase Agreement, dated as of November 6, 1998, by and among Ligand Pharmaceuticals Incorporated, Elan International Services, Ltd. and Elan Corporation, plc (the "Purchase Agreement").

             IN WITNESS WHEREOF, Ligand Pharmaceuticals Incorporated has caused this instrument to be duly executed.

                                       LIGAND PHARMACEUTICALS
                                       INCORPORATED


                                       By: /s/  WILLIAM L. RESPESS
                                           -------------------------------------
                                       Name:   William L. Respess
                                       Title:  Senior Vice President, General
                                               Counsel, Government Affairs


                                               Attest

                                       By: /s/ DAVID E. ROBINSON
                                          --------------------------------------
                                         Name:  David E. Robinson
                                         Title: President and Chief Executive
                                                Officer

Dated:
      ------------------

                        FORM OF REVERSE SIDE OF SECURITY

                       LIGAND PHARMACEUTICALS INCORPORATED

                  ZERO COUPON CONVERTIBLE SENIOR NOTE DUE 2008


1. INTEREST

        (a) This Security shall not bear interest, except as specified in this paragraph or in paragraph 12 hereof. If the Principal Amount hereof or any portion of such Principal Amount is not paid when due (whether upon acceleration pursuant to paragraph 9 hereof, upon the date set for payment of the Redemption Price pursuant to paragraph 3 hereof, upon the date set for payment of a Purchase Price or a Company Change of Control Purchase Price pursuant to paragraph 4 hereof, upon the date set for payment of the Elan Change of Control Purchase Price pursuant to paragraph 5 hereof or upon the Stated Maturity of this Security) or if shares of Common Stock (and cash in lieu of fractional shares) in respect of a conversion of this Security in accordance with paragraph 6 hereof are not delivered when due, then, in each such case, the overdue amount shall bear interest at the rate of 10.0% per annum, compounded semiannually (to the extent that the payment of such interest shall be legally enforceable), which interest shall accrue from the date such overdue amount was due to the date payment of such amount, including interest thereon, has been made. All such interest shall be payable on demand. The accrual of such interest on overdue amounts shall be in lieu of, and not in addition to, the continued accrual of Original Issue Discount.

        (b) Original Issue Discount (the difference between the Issue Price and the Principal Amount of a Security) in the period during which a Security remains outstanding shall accrue at 8.0% per annum, on a semiannual bond equivalent basis using a 360-day year consisting of twelve 30-day months, commencing on the Issue Date of this Security, and shall cease to accrue on the earlier of (i) the date on which the Principal Amount hereof or any portion of such Principal Amount becomes due and payable and (ii) any Redemption Date, Purchase Date, Company Change of Control Payment Date, Elan Change of Control Payment Date or Conversion Date.

        (c) In the event that the Company defaults in the performance or observance of any agreement, covenant, term or condition contained in the Registration Rights Agreement or the New Registration Rights Agreement, as the case may be, and such default continues for a period of 30 days after receipt by the Company of notice thereof (provided that, if such default is not cured on or prior to the last day of such 30 day period and such breach is then capable of being cured and the Company is then working in good faith to cure such default, such 30 day period shall be extended by an additional 20 days from the last day of such 30 day period) (a "Registration Rights Default"), the Company acknowledges that the Holders of the Securities will suffer damages and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company agrees that, as liquidated damages, the rate at which Original Issue Discount or interest pursuant to paragraph 1(a) or 12 hereof, if any, accrues shall be increased over and above the rate stated in paragraph 1(b), 1(a) and 12(a), respectively (an "Accrual Increase"), by an additional 50 basis points for each 90-day period in which a Registration Rights Default continues; provided that the aggregate of such Accrual Increase shall not exceed 200 basis points over and above the rate set forth in paragraph 1(b), 1(a) and 12(a) hereof, as the case may be; provided, further, that any Accrual Increase shall immediately cease upon the cure of any such Registration Rights Default. Whenever, in this Security, there is mentioned, in any context, Principal Amount, Original Issue Discount or interest, or any other amount payable under or with respect to this Security, including the Redemption Price, the Purchase Price, the Company Change of Control Purchase Price and the Elan Change of Control Purchase Price, such mention shall be deemed to include mention of an Accrual Increase to the extent that, in such context, such Accrual Increase is, was or would be in effect.

2. METHOD OF PAYMENT

        Holders must surrender Securities to the Company to collect payments in respect of the Securities. The Company will pay cash amounts in money of the United States that at the time of payment is legal tender for payment of public and private debts (and all references in the Securities to "$" or "dollars" shall refer to such currency) by wire transfer in immediately available funds, to an account or accounts designated in writing by each Holder not less than 5 Business Days prior to the date of the applicable payment.

3. REDEMPTION AT THE OPTION OF THE COMPANY

        (a) No sinking fund is provided for the Securities. The Securities are redeemable as a whole at any time, or in part from time to time, at the option of the Company, at the redemp-tion prices (each, a "Redemption Price") set forth in paragraph 3(b) hereof; provided that the Securities are not redeemable prior to November 9, 2001.

        (b) The table below shows the Redemption Prices of a Security per $1,000 Principal Amount on the dates shown below and at Stated maturity, which prices reflect accrued Original Issue Discount calculated to each such date. The Redemption Price of a Security redeemed between such dates would include an additional amount reflecting the additional Original Issue Discount accrued since the next preceding date in the table to the actual Redemption Date.



                                                          (2)
                                                        Accrued
                                           (1)          Original           (3)
                                         Security        Issue         Redemption
                                          Issue         Discount         Price
  Redemption date                         Price         At 8.0%         (1) + (2)
  ---------------                        --------       -------         ---------
  November 9, 2001...................    $456.39        $121.09         $577.48
  November 9, 2002....................    456.39         168.21          624.60
  November 9, 2003....................    456.39         219.17          675.56
  November 9, 2004....................    456.39         274.30          730.69
  November 9, 2005....................    456.39         333.92          790.31
  November 9, 2006....................    456.39         398.41          854.80
  November 9, 2007....................    456.39         468.17          924.56

  At maturity..........................   456.39         543.61        1,000.00

        If converted to a semiannual coupon note following the occurrence of a Tax Event, the Securities will be redeemable at the Restated Principal Amount plus interest accrued and unpaid from, and including, the date of such conversion to, but excluding, the Redemption Date.

        (c) If less than all of the Securities are to be redeemed, the Company shall select the Securities to be redeemed pro rata. If any Security selected for redemption is thereafter surrendered for conversion in part, the converted portion of such Security shall be deemed (so far as may be), solely for purposes of determining the aggregate Principal Amount of Securities to be redeemed by the Company, the portion selected for redemption. Nothing in this paragraph 3 shall affect the right of any Holder to convert any Security pursuant to paragraph 6 hereof.

        (d) Provisions of this Security that apply to the redemption of all of a Security also apply to the redemption of any portion of such Security.

        (e) At least 30 days but not more than 60 days before a Redemption Date, the Company shall cause notice of redemption to be mailed, by first-class mail, postage prepaid, to each Holder of Securities at such Holder's address appearing on the register maintained by the Company. Such notice shall identify the Securities to be redeemed and shall state:

                (i) the Redemption Date;

                (ii) the Redemption Price;

                (iii) the Conversion Price in effect on the date of such notice;

                (iv) that Securities called for redemption may be converted at any time prior to the close of business on the Redemption Date;

                (v) that Securities called for redemption must be surrendered to the Company to collect the Redemption Price and the procedures to be followed to so surrender such Securities;

                (vi) if fewer than all the outstanding Securities are to be redeemed, the identification and Principal Amounts of the particular Securities to be redeemed;

                (vii) that, unless the Company defaults in payment of the Redemption Price, Original Issue Discount on the Securities called for redemption and interest, if any, will cease to accrue on and after the Redemption Date;

                (viii) that Holders whose Securities are being redeemed only in part will, without charge, be issued a new Security equal in Principal Amount to the unredeemed portion of the Securities; and

                (ix) that the Redemption Price for any Security called for redemption will be paid one Business Day following the later of (x) the Redemption Date and (y) the date such Security is surrendered to the Company.

        (f) Once notice of redemption is given, Securities called for redemption shall become due and payable on the Redemption

Date and at the Redemption Price stated in such notice, except for Securities that are converted. The Redemption Price for the Securities called for redemption shall be paid one Business Day following the later of (x) the Redemption Date and (y) the date such Securities are surrendered to the Company.

       (g) Receipt by the Company of the Securities called for redemption prior to, on or after the Redemption Date shall be a condition to the receipt by the Holder of the Redemption Price therefor.

        (h) Upon surrender of a Security that is redeemed in part, the Company shall, without charge, execute and deliver to the Holder a new Security equal in Principal Amount to the unredeemed portion of such Security.

4. PURCHASE BY THE COMPANY AT THE OPTION OF THE HOLDER

        (a) Purchase at the Option of the Holder. The Company shall be obligated to purchase, at the option of the Holder, the Securities held by such Holder on the following purchase dates (each, a "Purchase Date") and at the following purchase prices per $1,000 Principal Amount (each, a "Purchase Price"), which Purchase Prices reflect accrued Original Issue Discount to each such date. Such Purchase Prices may be paid, at the option of the Company, in cash or by the issuance and delivery of shares of Common Stock, subject to the conditions set forth in paragraph 4(a)(iv) hereof.

                                                         (2)
                                                       Accrued
                                          (1)          Original           (3)
                                        Security        Issue           Purchase
                                         Issue         Discount           Price
         Purchase Date                   Price          At 8.0%         (1) + (2)
         -------------                  --------       --------         ---------
         November 9, 2002..........      456.39          168.21          624.60
         November 9, 2005..........      456.39          333.92          790.31


        If, prior to the Purchase Date, the Securities have been converted to a semiannual coupon note following the occurrence of a Tax Event, the Purchase Price will be equal to the Restated Principal Amount plus interest accrued and unpaid from, and including, the date of such conversion to, but excluding, the Purchase Date.

                (i) in order to have Securities purchased pursuant to this paragraph 4(a), the Holder shall (x) deliver to the Company (for each Security or portion thereof to be purchased) a written notice of purchase in the form attached to this Security as Annex A (a "Purchase Notice") at any time on or prior to the close of business on such Purchase Date and (y) surrender such Securities to the Company prior to, on or after the Purchase Date, such surrender being a condition to receipt by the Holder of the Purchase Price therefor.

                Provisions of this Security that apply to the purchase of all of a Security also apply to the purchase of any portion of such Security.

                Subject to the right of a Holder to convert Securities as to which a Purchase Notice has been delivered into Common Stock at any time prior to the close of business on the Purchase Date, such Holder may not withdraw such Purchase Notice.

                Any purchase of Securities contemplated pursuant to this paragraph 4(a) shall be consummated by the delivery of the Purchase Price to be received by the Holder (in cash or Common Stock, as the case may be) one Business Day following the later of (x) the Purchase Date and (y) the date such Securities are surrendered to the Company.

                (ii) The Securities to be purchased pursuant to this paragraph 4(a) may be paid for, at the option of the Company, in cash or Common Stock, subject to the conditions set forth in paragraph 4(a)(iv) hereof. The Company shall designate, in the Company Notice (as defined below) delivered pursuant to paragraph 4(a)(v) hereof, whether the Company will purchase the Securities for cash or Common Stock; provided that the Company will pay cash for fractional shares of Common Stock pursuant to paragraph 4(a)(iv)(A) hereof. The Company may not change its election with respect to the consideration to be paid once the Company has given the Company Notice, except pursuant to paragraph 4(a)(iv)(B) hereof.

                (iii) On each Purchase Date, if the Company Notice shall state that the Company will purchase Securities for cash, the Securities in respect of which a Purchase Notice has been given shall be purchased by the Company with cash in an amount equal to the aggregate Purchase Price of such Securities.

                (iv) On each Purchase Date, if the Company Notice shall state that the Company will purchase Securities for

        Common Stock, the Securities in respect of which a Purchase Notice has been given shall be purchased by the Company by the issuance of a number of whole shares of Common Stock equal to the quotient obtained by dividing (x) the amount of cash to which the Holder would have been entitled had the Company elected to pay the Purchase Price of such Securities in cash by (y) the average of the Closing Prices of the Common Stock for the 20 consecutive trading days ending on and including the second trading day immediately preceding the Purchase Date, subject to paragraph 4(a)(iv)(A) hereof.

               (A) The Company will not issue a fractional share of Common Stock in payment of the Purchase Price. Instead, the Company will pay cash in an amount equal to the current market value of the fractional share. The current market value of a fraction of a share of Common Stock shall be determined by multiplying the average of the Closing Prices of the Common Stock for the 20 consecutive trading days ending on and including the second trading day immediately preceding the Purchase Date by such fraction and rounding to the nearest whole cent, with one-half cent being rounded upward. It is understood that if a Holder elects to have more than one Security purchased, the number of whole shares of Common Stock shall be based on the aggregate amount of Securities to be purchased.

               (B) The Company's right to elect to purchase the Securities of any Holder through the issuance of shares of Common Stock shall be conditioned upon the following: (x) assuming compliance with all applicable state securities or "Blue Sky" laws, and assuming the accuracy of the statements of such Holder set forth in the Purchase Notice, the issuance of such shares of Common Stock shall be exempt from the registration requirements of Section 5 of the Securities Act, (y) no consent, approval, authorization or order of any court or governmental agency or body or third party shall be required for the issuance by the Company of such shares of Common Stock and (z) such Holder shall have received an Opinion of Counsel (which shall be included with the Company Notice) stating that the terms of the issuance of such Common Stock are in conformity with this paragraph 4(a), that such Common Stock has been duly authorized and, upon issuance, will be validly issued, nonassessable and fully paid, will not be issued in violation of any preemptive or similar rights and will be free of any liens, encumbrances or restrictions on transfer imposed by the Company other than those imposed by the Securities Act and applicable state securities or "Blue Sky" laws (provided that such Opinion of Counsel may state that, insofar as it relates to the absence of preemptive or similar rights, it is given upon the best knowledge of such counsel) and that clause (x) of this paragraph 4(a)(iv)(B) has been satisfied.

                (C) if the conditions set forth in paragraph 4(a)(iv)(B) hereof are not satisfied as of the Purchase Date, and the Company shall have elected to purchase the Securities through the issuance of shares of Common Stock, the Company shall, without further notice, pay the Purchase Price in cash.

        (v) The Company shall cause a notice of its election to pay the Purchase Price with cash or Common Stock (the "Company Notice") to be sent by first-class mail, postage prepaid, to the Holders at their addresses appearing in the register maintained by the Company. The Company Notice shall be sent to Holders on a date not less than 20 Business Days prior to the Purchase Date (such date being herein referred to as the "Company Notice Date"); provided that, in the event that the Company shall not have delivered the Company Notice on or prior to the Company Notice Date, the Company shall be deemed to have irrevocably elected to pay the Purchase Price in cash. The Company Notice shall state the manner of payment elected and shall contain the following information:

        In the event that the Company has elected to pay the Purchase Price with Common Stock, the Company Notice shall state that each Holder will receive Common Stock (except for any cash amount to be paid in lieu of fractional shares) in accordance with this paragraph 4(a) and shall be accompanied by the Opinion of Counsel described in paragraph 4(a)(iv)(B) hereof.

        In any case, each Company Notice will include the Purchase Notice to be completed by the Holder and shall state:

                        (A) the Purchase Price on such Purchase Date and the
                Conversion Price in effect on the date of the Company Notice;

                        (B) that Securities must be surrendered to the Company
                to collect payment and any procedures to be followed in so surrendering the Securities;

                        (C) that Securities as to which a Purchase Notice has
                been given may be converted at any time prior to the close of business on the applicable Purchase Date;

                        (D) that, unless the Company defaults in the payment of
                the Purchase Price, Original Issue Discount on all Securities in respect of which a Purchase Notice has been delivered or interest, if any, will cease to accrue on and after the Purchase Date;

                        (E) that Holders whose Securities are being purchased
                only in part will, without charge, be issued a new Security equal in Principal Amount to the unpurchased portion of the Securities; and

                        (F) that the Purchase Price for any Security as to which
                a Purchase Notice has been given will be paid one Business Day following the later of (x) the Purchase Date and (y) the date such Security is surrendered to the Company.

               (vi) All shares of Common Stock delivered upon purchase of the Securities shall be newly issued shares or treasury shares, shall be duly and validly issued, fully paid and nonassessable, shall not be issued in violation of any preemptive or similar rights and shall be free of any liens, encumbrances or restrictions on transfer other than those imposed by the Securities Act and applicable state securities or "Blue Sky" laws.

               (vii) Receipt of such Security by the Company prior to, on or after the Purchase Date shall be a condition to the receipt by the Holder of the Purchase Price therefor.

               (viii) on the Business Date immediately following the later of
        (x) the Purchase Date and (y) the date on which such Securities are surrendered to the Company, the Company shall deliver to each Holder entitled to receive Common Stock a certificate for the number of full shares of

        Common Stock issuable in payment of the Purchase Price and cash in lieu of any fractional shares.

               (ix) If a Holder is paid in Common Stock, the Company shall pay any documentary, stamp or similar issue or transfer tax due on such issuance of Common Stock.

               (x) Upon surrender of a Security that is to be purchased only in part, the Company shall, without charge, execute and deliver to the Holder a new Security equal in Principal Amount to the unpurchased portion of such Security.

        (b) Purchase at the Option of the Holder upon Company Change of Control. Upon a Change of Control of the Company, the Company shall be obligated to make an offer to purchase all outstanding Securities (the "Company Change of Control Offer") at a purchase price per $1,000 Principal Amount (the "Company Change of Control Purchase Price") equal to the sum of (x) the Issue Price plus (y) accrued Original Issue Discount to the Company Change of Control Payment Date. If, prior to the Company Change of Control Payment Date, the Securities have been converted to a semiannual coupon note following the occurrence of a Tax Event, the Company Change of Control Purchase Price will be equal to the Restated Principal Amount plus interest accrued and unpaid from, and including, the date of such conversion to, but excluding, the Company Change of Control Payment Date.

               (i) within 10 days after the occurrence of a Change of Control of the Company, the Company shall cause a notice of the Company Change of Control Offer (the "Company Change of Control Offer Notice") to be sent by first-class mail, postage prepaid, to the Holders at their addresses appearing in the register maintained by the Company, stating:

                        (A) the event or events causing such Change of Control
                of the Company and the date such Change of Control occurred;

                        (B) that the Company Change of Control Offer is being
                made pursuant to this paragraph 4(b);

                        (C) the Company Change of Control Purchase Price and the
                purchase date (which shall be a Business Day no earlier than 10 days nor later than 30 days from the date such notice is mailed (the "Company Change of Control Payment Date"));

                        (D) that a Company Change of Control Purchase Notice (as
                defined below) must be delivered to the Company on or prior to the close of business on the Company Change of Control Payment Date and that Securities must be surrendered to the Company prior to, on or after the Company Change of Control Payment Date to collect payment, including any procedures to be followed in so surrendering the Securities;

                        (E) that any Security as to which a Company Change of
                Control Purchase Notice has not been delivered will continue to accrue Original Issue Discount or interest, if any;

                        (F) the Conversion Price in effect on the date of the
                Company Change of Control Offer Notice and any adjustments thereto resulting from such Change of Control;

                        (G) that the Securities as to which a Company Change of
                Control Purchase Notice has been given may be converted into Common Stock at any time prior to the close of business on the Company Change of Control Payment Date;

                        (H) that, unless the Company defaults in the payment of
                the Company Change of Control Payment, Original Issue Discount on all Securities as to which a Company Change of Control Purchase Notice has been delivered or interest, if any, will cease to accrue on and after the Company Change of Control Payment Date;

                        (I) that Holders whose Securities are being purchased
                only in part will, without charge, be issued a new Security equal in Principal Amount to the unpurchased portion of the Securities; and

                        (J) that the Company Change of Control Purchase Price
                for any Security as to which a Company Change of Control Purchase Notice has been given will be paid one Business Day following the later of (x) the Company Change of Control Payment Date and (y) the date such Security is surrendered to the Company.

               (ii) A Holder may elect to have its Securities purchased pursuant to a Company Change of Control Offer upon delivery of a written notice of purchase (the "Company Change of Control Purchase Notice") to the Company at any time prior to the close of business on the Company Change of Control Payment Date, stating:

                        (A) the certificate number of each Security which the
                Holder will deliver to be purchased; and

                        (B) the portion of the Principal Amount of such Security
                which the Holder has elected to have purchased.

               (iii) Receipt of such Security by the Company prior to, on or after the Company Change of Control Payment Date shall be a condition to the receipt by the Holder of the Company Change of Control Purchase Price therefor.

               (iv) Provisions of this Security that apply to the purchase of all of a Security also apply to the purchase of any portion of such Security.

               (v) Any purchase of Securities contemplated pursuant to this paragraph 4(b) shall be consummated by the delivery of the Company Change of Control Purchase Price to be received by the Holder one Business Day following the later of (x) the Company Change of Control Payment Date and (y) the date such Securities are surrendered to the Company.

               (vi) If any Security is to be purchased only in part, the Company shall, without charge, issue to the Holder a new Security equal in Principal Amount to the unpurchased portion of such Security.

               (vii) The Company will comply with the requirements of Section 14(e) under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Securities pursuant to a Company Change of Control Offer. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this paragraph 4(b), the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under this paragraph 4(b) by virtue thereof.

5.      PURCHASE AT THE OPTION OF THE COMPANY UPON ELAN CHANGE OF CONTROL

        (a) Upon a Change of Control of Elan occurring prior to November 9, 2001, the Company may, at its option, repurchase (the "Elan Change of Control Purchase") the Securities held by Elan or any of its Affiliates on the date of such Change of Control, in whole but not in part, at a cash purchase price per $1,000 Principal Amount (the "Elan Change of Control Purchase Price") equal to the greater of (i) the sum of (A) the Issue Price plus (B) accrued Original Issue Discount to the Elan Change of Control Payment Date (provided that if, prior to the Elan Change of Control Payment Date, the Securities have been converted to a semiannual coupon note following the occurrence of a Tax Event, the sum set forth in this clause (i) shall be the Restated Principal Amount plus interest accrued and unpaid from, and including, the date of such conversion to, but excluding, the Elan Change of Control Payment Date) and (ii) the product of
(a) the number of shares of Common Stock into which the Securities to be redeemed may be converted pursuant to paragraph 6 hereof on the day immediately preceding the Elan Change of Control Payment Date and (b) the average of the Closing Prices of the Common Stock for the 20 consecutive trading days ending on and including the second trading day immediately prior to the Elan Change of Control Payment Date (as defined below); provided that, as a condition to any such repurchase, the Company shall repurchase all, but not less than all, of the Initial Shares, the Shares, the Conversion Shares and the License Shares, in each case, held by Elan and its Affiliates on the date of such Change of Control, pursuant to and in accordance with the terms of the Purchase Agreement.

        (b) If an Elan Change of Control Purchase is to be made by the Company, the Company shall, on or prior to the 10th day following receipt of an Elan Change of Control Notice, cause an irrevocable notice of the Elan Change of Control Purchase (the "Elan Change of Control Purchase Notice") to be sent by first-class mail, postage prepaid, to Elan stating:

               (i) that the Elan Change of Control Purchase is being made pursuant to this paragraph 5;

               (ii) the Elan Change of Control Purchase Price and the purchase date (which shall be a Business Day no earlier than 10 days nor later than 20 days from the date of the Elan Change of Control Purchase Notice (the "Elan Change of Control Payment Date"));

               (iii) that the Elan Change of Control Purchase Price for any Security as to which the Elan Change of Control Purchase Notice relates will be paid on the Business Day following the later of (x) the Elan Change of Control Payment Date and (y) the date such Security is surrendered to the Company;

               (iv) that Elan shall, and shall cause its Affiliates to, surrender to the Company on or prior to the Elan Change of Control Payment Date all Securities owned by any of them on the date of the Change of Control of Elan and the procedures to be followed in so surrendering such Securities; and

               (v) that, unless the Company defaults in the payment of the Elan Change of Control Purchase Price, original Issue Discount on all such Securities or interest, if any, will cease to accrue on and after the Elan Change of Control Payment Date and, effective upon the date of the Change of Control of Elan, such Securities shall cease to be convertible.

        (c) In the event that the Company fails to deliver the Elan Change of Control Purchase Notice on or prior to the 10th day following receipt of an Elan Change of Control Notice pursuant to paragraph 5(b) hereof, such failure shall be deemed to be a waiver by the Company of its right to repurchase the Securities pursuant to this paragraph 5.

        (d) Upon the giving of the Elan Change of Control Purchase Notice pursuant to this paragraph 5, such notice may not be revoked by the Company and all Securities as to which such Elan Change of Control Purchase Notice relates shall become due and payable in accordance with this paragraph 5 at the Elan Change of Control Purchase Price.

        (e) Receipt of such Securities by the Company prior to, on or after the Elan Change of Control Payment Date shall be a condition to the receipt by the Holder of the Elan Change of Control Purchase Price therefor.

6.      CONVERSION

        (a) A Holder of a Security may, on or prior to November 9, 2008, convert in whole at any time or in part from time to time such Security into Common Stock; provided, however, that if a Security is called for redemption, the Holder may convert it at any time before the Redemption Date. A Security in respect of which the Holder has delivered a Purchase Notice or a Company Change of Control Purchase Notice exercising the option of such Holder to require the Company to purchase such Security may, notwithstanding such notice, convert the Security in accordance with this paragraph 6 until the close of business on the Payment Date or the Company Change of Control Payment Date, as the case may be. Upon the occurrence of a Change of Control of Elan, the Securities then held by Elan and its Affiliates may not be converted on or prior to the 10th day following the giving of an Elan Change of Control Notice; provided that, if an Elan Change of Control Purchase Notice is given by the Company pursuant to paragraph 5(b) hereof, the Securities may not be converted unless the Company defaults in the payment of the Elan Change of Control Purchase Price for all Securities as to which such Elan Change of Control Purchase Notice relates. Notwithstanding the foregoing, neither Elan nor any of its Affiliates may convert any Security held by it if, at the time of such conversion, Elan is in violation of Section 14(c) of the Purchase Agreement.

        (b) This Security shall be convertible into a number shares of Common Stock equal to (x) the Issue Price plus all accrued Original Issue Discount to the applicable Conversion Date (as defined below) (provided that if, prior to the applicable Conversion Date, the Securities have been converted to a semiannual coupon note following the occurrence of a Tax Event, this clause (x) shall be the Restated Principal Amount plus interest accrued and unpaid from, and including, the date of such conversion to, but excluding, such Conversion
Date) provided by (y) $14.00, as adjusted to the Conversion Date (the "Conversion Price"). Provisions of this Security that apply to conversion of all of a Security also apply to conversion of a portion of such Security.

        (c) The shares of Common Stock issuable upon conversion of this Security shall, to the extent required, bear the following legends:

                THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO A VALID EXEMPTION THEREFROM. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE

                DISPOSED OF EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (SECTION 230.901 THROUGH SECTION 230.905, AND PRELIMINARY NOTES). HEDGING TRANSACTIONS INVOLVING THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

                THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN A SECURITIES PURCHASE AGREEMENT, DATED AS OF NOVEMBER 6, 1998, BY AND AMONG THE COMPANY, ELAN INTERNATIONAL SERVICES, LTD. AND ELAN CORPORATION, PLC, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SHARES UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF WITHOUT CHARGE.

        (d) To convert this Security a Holder must (i) complete and duly sign a conversion notice in the form attached hereto as Annex B (the "Conversion Notice") and deliver such notice to the Company and (ii) surrender this Security to the Company. The date on which a Holder of Securities satisfies all the foregoing requirements is the conversion date (the "Conversion Date"). Not more than three Business Days after the Conversion Date, the Company shall deliver to the Holder a certificate for the number of full shares of Common Stock issuable upon such conversion and cash in lieu of any fractional share. The Person in whose name the certificate is registered shall be treated as a stockholder of record on and after the Conversion Date; provided, however, that no surrender of a Security on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the Person or Persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the Person or Persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; such conversion shall be at the Conversion Price in effect on the date that such Security shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed. Upon conversion of a Security, such Person shall no longer be a Holder of such Security. Any Security for which a Conversion Notice is delivered on any Business Day shall be deemed to be converted simultaneously with all other Securities for which a Conversion Notice is delivered on such Business Day, subject to the surrender of such Securities to the Company pursuant to this paragraph 6.

        (e) if a Holder converts more than one Security at the same time, the number of shares of Common Stock issuable upon such conversion shall be based on the sum of (x) the aggregate Issue Price plus (y) the aggregate accrued Original Issue Discount, in each case, of the Securities converted; provided that if, prior to the applicable Conversion Date, the Securities have been converted to a semiannual coupon note following the occurrence of a Tax Event, such conversion shall be based on the sum of (x) the aggregate Restated Principal Amount plus
(y) the aggregate interest accrued and unpaid from, and including, the date of such conversion to, but excluding, such Conversion Date. Upon surrender of a Security that is converted in part, the Company shall execute and deliver to the Holder a new Security in a denomination equal in Principal Amount to the unconverted portion of the Security surrendered. If the last day on which a Security may be converted is not a Business Day, such Security may be surrendered to the Company on the next succeeding Business Day.

        (f) The Company shall not issue a fractional share of Common Stock upon conversion of a Security. Instead, the Company shall deliver cash in an amount equal to the current market value of the fractional share. The current market value of a fraction of a share shall be determined to the nearest 1/10,000th of a share by multiplying the average of the Closing Prices of the Common Stock for the 20 consecutive trading days immediately prior to the applicable Conversion Date by such fraction and rounding to the nearest whole cent, with one-half cent being rounded upward.

        (g) If a Holder converts a Security, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon such conversion.

        (h) The Company shall reserve out of its authorized but unissued Common Stock a sufficient number of shares of Common Stock to permit the conversion of the Securities. All shares of Common Stock delivered upon conversion of the Securities shall be newly issued shares or treasury shares, shall be validly issued, nonassessable and fully paid, shall not be issued in violation of any preemptive or similar rights and shall be free of any liens, encumbrances or restrictions on transfer imposed by the Company other than those imposed by the Securities Act and applicable state securities or "Blue Sky" laws. The Company shall cause all such reserved shares of Common Stock to be listed on the Nasdaq National Market or any other United States securities exchange or market where the Common Stock is principally traded.

        (i) The Conversion Price shall be adjusted from time to time by the Company as follows:

               (i) In case the Company shall, at any time or from time to time on or after the Issue Date, (A) pay a dividend or make a distribution on its Common Stock in shares of Common Stock, (B) subdivide its outstanding Common Stock into a greater number of shares, (B) combine its outstanding Common Stock into a smaller number of shares or (D) issue by reclassification of its Common Stock any other shares of its Capital Stock, then, in each such case, the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other Capital Stock of the Company which such Holder would have owned or have been entitled to receive after the happening of any of the events described above had such Security been converted immediately prior to the happening of such event. If any dividend or distribution of the type described in clause
        (A) above is not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared. An adjustment made pursuant to this paragraph 6(i)(i) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of subdivision, combination or reclassification. If, after an adjustment made pursuant to this paragraph 6(i)(i), the Holder of any Security thereafter converted shall become entitled to receive shares of two or more classes of Capital Stock of the Company, the board of directors of the Company shall determine the allocation of the adjusted Conversion Price between or among such classes of Capital Stock, which determination shall be final and binding on all Holders. After such allocation, the Conversion Price of each class of Capital Stock of the Company shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this paragraph 6(i).

               (ii) If, at any time or from time to time on or after the Issue Date, the Company issues or sells any Common Stock for consideration in an amount per share less than the average of the Closing Prices of the Common Stock for the 20 consecutive trading days ending on and including the second trading day immediately prior to such issuance or sale, the Conversion Price shall be adjusted in accordance with the following formula:

                                              P
                                              -
                                 E' = E x O + M
                                          -----
                                            A

        where:

                E' = the adjusted Conversion Price.

                E  = the then current Conversion Price.

                O  = the number of shares of Common stock outstanding
                     immediately prior to the issuance or sale of such additional shares of Common Stock.

                P  = the aggregate consideration received for the issuance or sale of such additional shares of Common Stock.

                M  = the average Closing Prices of the Common Stock for the
                     20 consecutive trading days ending on and including the second trading day immediately prior to the date of the issuance or sale of such additional shares of Common Stock.

                A  = the number of shares of Common Stock outstanding
                     immediately after the issuance or sale of such additional shares of Common Stock.

               The adjustments shall be made successively whenever any such issuance or sale is made, and shall become effective immediately after such issuance or sale.

               This paragraph 6(i)(ii) does not apply to:

                        (A) the issuance of the License Shares pursuant to and
               in accordance with the License Agreement and the Purchase Agreement;

                        (B) the conversion of the Securities or the conversion,
               exercise or exchange of any other securities convertible into, or exercisable or exchangeable for, Common Stock;

                        (C) the issuance of Common Stock pursuant to a valid and
               binding written agreement with any Person, the terms of which provide that such Common Stock is to be issued on a date after the execution of such agreement and upon the occurrence of specified events (other than solely the passage of time);

                        (D) the issuance Common Stock to the shareholders of any
               Person which mergers into the Company or any Subsidiary of the Company in proportion to such shareholders' ownership of the securities of such Person, upon such merger; or

                        (E) Common Stock issued in a bona fide public offering
               pursuant to a firm commitment or "best efforts" underwriting.

               (iii) If, at any time or from time to time on or after the Issue Date, the Company shall issue rights, options or warrants to all holders of its Common Stock entitling them (for a period expiring within 60 days after the record date mentioned below) to subscribe for or purchase shares of Common Stock at a Price per share less than the greater of (x) the average of the Closing Prices of the Common Stock for the 20 consecutive trading days ending on and including the second trading day immediately prior to the record date and (y) the then current Conversion Price, the Conversion Price shall be adjusted in accordance with the following formula:

                                              N x P
                                              -----
                                   E' = E x O + M
                                          -----
                                          O + N

        where:

                E' = the adjusted Conversion Price.

                E  = the then current Conversion Price.

                O  = the number of shares of Common Stock outstanding on
                     the record date fixed for determination of stockholders entitled to participate in such issuance.

                N = the number of additional shares of Common Stock offered pursuant to such issuance.

                P = the offering price per share of such additional shares of Common Stock.

                M = the greater of (x) the average of the Closing Prices of the Common Stock for the 20 consecutive trading days ending on and including the second trading day immediately prior to the record date and (y) the then current Conversion Price.

               The adjustment shall be made successively whenever any such issuance is made and shall become effective immediately after the record date fixed for the determination of stockholders entitled to participate in such issuance.

               To the extent that shares of Common Stock are not delivered after the expiration of such rights, options or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights, options or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights, options or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if the record date for the determination of stockholders entitled to participate in such distribution had not been fixed. In determining whether any rights, options or warrants entitle the Holders to subscribe for or purchase shares of Common Stock at a price per share less than the average of the Closing Prices of the Common Stock for the 20 consecutive trading days ending on and including the second trading day immediately preceding the record date, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights, options or warrants, the value of such consideration, if other than cash, to be determined in good faith by the board of directors of the Company (irrespective of the accounting treatment thereof), which determination shall be final and binding on all Holders. Such determination shall be described in a board resolution. Notwithstanding the foregoing provisions of this paragraph 6(i)(iii), an event which would otherwise give rise to an adjustment under this paragraph 6(i)(iii) shall not give rise to such an adjustment if the Company includes the Holders in such distribution on a pro rata basis as if each such Holder held the number of shares of Common Stock into which such Holder's Securities are convertible on the record date fixed for determination of the stockholders entitled to participate in such distribution and with the same notice as is provided to such stockholders.

               This paragraph 6(i)(iii) does not apply to transactions described in paragraph 6(i)(iv).

               (iv) If, at any time or from time to time on or after the Issue Date, the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock any class of Capital Stock of the Company (other than Common Stock) or evidences of its indebtedness or assets (excluding cash dividends or other cash distributions from current or retained earnings other than any Extraordinary Cash Dividend) or rights, options or warrants to subscribe for or purchase any of the foregoing, the Conversion Price shall be adjusted in accordance with the following formula:

                                 E' = E x M - F
                                          -----
                                            M

        where

                E' = the adjusted Conversion Price.

                E  = the then current Conversion Price.

                M  = the greater of (x) the average of the Closing Prices
                     of the Common Stock for the 20 consecutive trading days ending on and including the second trading day immediately prior to the record date mentioned below and
                     (y) the then current Conversion Price.

                F  = the fair market value on the record date fixed for
                     determination of the stockholders entitled to participate in such distribution of the assets, securities, rights, options or warrants applicable to one share of Common stock. The board of directors shall determine such fair market value in good faith (irrespective of the accounting treatment thereof), which determination shall be final and binding on the Holders. Such determination shall be described in a board resolution.

               The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date fixed for the determination of stockholders entitled to receive such distribution. To the extent that shares of Common Stock are not so delivered after the expiration of such rights, options, or warrants, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustment made upon the issuance of such rights, options or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered. Notwithstanding the foregoing provisions of this paragraph 6(i)(iv), an event which would otherwise give rise to an adjustment under this paragraph 6(i)(iv) shall not give rise to such an adjustment if the Company includes the Holders in such distribution on a pro rata basis as if each such Holder held the number of shares of Common Stock into which such Holder's Securities are convertible on the record date fixed for determination of the stockholders entitled to participate in such distribution and with the same notice as is provided to such stockholders.

               This paragraph 6(i)(iv) does not apply to any transaction described in paragraph 6(i)(iii) hereof.

               (v) If, at any time or from time to time on or after the Issue Date, the Company shall (x) enter into any valid and binding written agreement with any Person to issue or sell Common Stock on a date after the execution of such agreement and upon the occurrence of specified events (other than solely the passage of time) or (y) issue or sell any securities convertible into, or exercisable or exchangeable for, Common Stock, in each case, for consideration per share of Common Stock less than the average of the Closing Prices of the Common Stock for the 20 consecutive trading days ending on and including the second trading day immediately prior to, in the case of clause (x), the date of execution of such agreement, and, in the case of clause (y), the date of such issuance or sale, the Conversion Price shall be adjusted in accordance with the following formula:

                                              P
                                              -
                                 E' = E x O + M
                                          -----
                                          O + D

        where:


                E' = the adjusted Conversion Price.

                E  = the then current Conversion Price.

                O  = the number of shares of Common Stock outstanding
                     immediately prior to, in the case of clause (x) above, the date of execution of such agreement, and, in the case of clause (y) above, the issuance or sale of such securities.

                P  = (a) in the case of clause (x) above, the minimum
                     aggregate amount of consideration payable to the Company upon the issuance or sale of such Common Stock (including the minimum aggregate amount of cash payments to be made by the Company to the other Person or Persons party to such agreement in lieu of which such Common Stock may be issued) and (b) in the case of clause (y) above, the aggregate consideration received for the issuance or sale of such securities plus the minimum aggregate amount of additional consideration, other than the surrender of such securities, payable to the Company upon conversion, exercise or exchange of such securities.

                M  = the Closing Prices of the Common stock for the 20
                     consecutive trading days ending on and including the second trading day immediately prior to, in the case of clause (x) above, the date of execution of such agreement, and, in the case of clause (y) above, the date of such issuance or sale.

                D  = the maximum stated number of shares deliverable
                     pursuant to such agreement or upon conversion, exercise or exchange of such securities, as the case may be.

               The adjustment shall be made successively whenever any such agreement is executed or such issuance or sale is made, and shall become effective immediately after the execution of such agreement or such issuance or sale.

               If all of the Common Stock deliverable pursuant to any such agreement or upon conversion, exercise or exchange of such securities have not been issued upon the expiration or termination of such agreement or when such securities are no longer outstanding, as the case may be, then the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustment made upon the execution of such agreement or the issuance or sale of such securities been made on the basis of the actual number of shares of Common Stock issued pursuant to such agreement or upon conversion, exercise or exchange of such securities.

               This paragraph 6(i)(v) does not apply to:

                        (A) any stock options issued to employees and
                consultants (other than officers or directors) of the Company pursuant to any employee stock option or purchase plan or program approved by the board of directors of the Company;

                        (B) the issuance of the Securities; or

                        (C) any transaction described in paragraph 6 (i) (iii)
                or (iv).

               In the event of any change in the number of shares of Common Stock deliverable, or in the consideration payable to the Company, pursuant to any such agreement or upon the conversion, exercise or exchange of such securities, including, but not limited to, a change resulting from any anti-dilution provisions thereof, the Conversion Price shall, on the date of such change, be recomputed to reflect such change.

               (vi) For purposes of any computation respecting consideration received pursuant to paragraph 6(i)(ii) and (v) hereof, the following shall apply:

                        (A) in the case of the issuance or sale of shares of
                Common Stock for cash, the consideration shall be the amount of such cash; provided that in no event shall any deduction be made for any commissions, discounts or other expenses incurred by the Company in connection therewith;

                        (B) in the case of the issuance or sale of shares of
                Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the board of directors of the Company (irrespective of the accounting treatment thereof), which determination shall be final and binding on the Holders. Such determination shall be described in a board resolution; and

                        (C) in the case of any agreement referred to in clause
                (x) of paragraph 6(i)(v) hereof or the issuance or sale of securities referred to in clause (y) of paragraph 6(i)(v) hereof, the consideration, if any, to be received by the Company for the issuance or sale of Common Stock pursuant to such agreement or upon the conversion, exercise or exchange of such securities shall determined in the same manner as provided in clauses (A) and (B) of this paragraph 6(i)(vi).

               (vii) No adjustment in the Conversion Price need be made unless the adjustment would require a decrease of at least 1% in the Conversion Price then in effect; provided that any adjustment that would otherwise be required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph 6(i) shall be made to the nearest cent or to the nearest 1/10,000th of a share, as the case may be.

               (viii) No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest. No adjustment need be made for a change in the par value or no par value of the Common Stock. To the extent that the Securities become convertible into cash, no adjustment need be made thereafter as to the amount of cash into which such Securities are convertible. Neither Original Issue Discount nor interest will accrue on cash.

               (ix) Whenever the Conversion Price is adjusted, the Company shall promptly mail to each Holder, by first-class mail, postage prepaid, at its address appearing on the register maintained by the Company, a notice of the adjustment.

               (x) In case:

                        (A) the Company shall take any action that would require
                an adjustment in the Conversion Price pursuant to paragraph 6(i)(i), (ii), (iii), (iv) or (v) hereof;

                        (B) of any event described in paragraph 6(i)(xi) hereof;
                or

                        (C) of the voluntary or involuntary dissolution,
                liquidation or winding-up of the Company;

        the Company shall cause to be mailed to each Holder, by first-class mail, postage prepaid, at its address appearing on the register maintained by the Company, as promptly as possible but in any event at least 15 days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of any dividend or distribution or (y) the date on which any reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.

               (xi) In the event of: (a) any reclassification or change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (b) any consolidation or amalgamation with, or merger with or into, another Person as a result of which holders of Common Stock shall be entitled to receive cash, securities or other property with respect to or in exchange for such Common Stock or (c) any sale, transfer, assignment, lease, conveyance or other disposition of all or substantially all of the assets of the Company (in one transaction or series of related transactions) to any other Person as a result of which holders of Common Stock shall be entitled to receive cash, securities or other property with respect to or in exchange for such Common Stock, then the Company or the Person (if other than the Company) formed by such consolidation or amalgamation or into which the Company is merged or to which the properties and assets are sold, assigned, transferred, leased, conveyed or otherwise disposed of, as the case may be, shall expressly agree in writing, in form and substance satisfactory to a majority of Holders of Securities then outstanding (excluding Securities then held by the Company or any of its Affiliates), that each Security shall be convertible into the kind and amount of securities, cash or other assets which the Holder of such Security would have owned immediately after such reclassification, change, consolidation, amalgamation, merger, sale, transfer, assignment, lease, conveyance or other disposition if such Holder had exercised such Security immediately before the record date or effective date, as the case may be, of the transaction. Such written agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this paragraph 6(i).

               The Company shall cause notice of the execution of such written agreement to be mailed to each Holder, by first-class mail, postage prepaid, at its address appearing on the register maintained by the Company, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such agreement.

               The above provisions of this paragraph 7(i)(xi) shall similarly apply to successive reclassifications, changes, consolidations, amalgamations, mergers, sales, transfers, assignments, leases, conveyances or other dispositions.

               If this paragraph 6(i)(ix) applies to any event or occurrence, paragraph 6(i)(i), (ii), (iii), (iv) and (v) hereof shall not apply.

               (xii) Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's Capital Stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events (each, a "Trigger Event"): (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this paragraph 6(i) (and no adjustment to the Conversion Price under this paragraph 6(i) will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Price shall be made under this paragraph 6(i). If any such right or warrant, including any such existing rights or warrants distributed prior to the Issue Date, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Price under this paragraph 6(i) was made, (A) in the case of any such rights or warrants which shall have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Common Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase and (B) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Price shall be readjusted as if such rights and warrants had not been issued. Notwithstanding the foregoing, no Holder shall be entitled to any adjustment in the Conversion Price of the Notes held by such Holder pursuant to this paragraph 6(i) if the applicable Trigger Event shall have been caused by the acquisition of securities of the Company by such Holder or any of its Affiliates.

        (j) After an adjustment to the Conversion Price under paragraph 6(i),
(ii), (iii), (iv) or (v) hereof, any subsequent event requiring an adjustment shall cause an adjustment to the Conversion Price as so adjusted.

        (k) No adjustment shall be made pursuant to paragraph 6(i)(i), (ii),
(iii), (iv) or (v) hereof if, as a result thereof, the Conversion Price would be increased.

7.    COVENANTS

      (a) Payment of Securities. The Company shall promptly make all payments in respect of the Securities on the dates and in the manner provided herein.

      The Company shall, to the extent permitted by law, pay interest on overdue amounts at the rate set forth in paragraph 1 of the Securities, which interest on overdue amounts (to the extent that the payment of such interest shall be legally enforceable) shall accrue from the date such amounts became overdue.

      (b) SEC Reports. The Company shall deliver to each Holder, by first-class mail, postage prepaid, at its address appearing on the register maintained by the Company, at the time the Company distributes them to the holders of its Common Stock, copies of its annual reports to shareholders and its proxy statements. In addition, the Company shall deliver to Elan, by first-class mail, postage prepaid, at its address appearing on the register maintained by the Company, within 30 days after the Company files them with the SEC, copies of all other information, documents and reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act (or any successor provision thereof). In the event that the Company is at any time no longer subject to the reporting requirements of the Exchange Act (or any such successor provision), it shall deliver to each Holder, by first-class mail, postage prepaid, at its address appearing on the register maintained by the Company, reports containing substantially the same information as would have been required to be filed with the SEC had the Company continued to have been subject to such reporting requirements, including, with respect to annual information only, a report thereon by the Company's certified independent public accountants as such would be required in such reports to the SEC and, in each case, together with a management's discussion and analysis of financial condition and results of operations as such would be so required. In such event, such reports shall be so delivered at the time the Company would have been required to provide such reports had it continued to have been subject to such reporting requirements.

      (c) Compliance Certificates; Notice of defaults.

            (i) The Company shall deliver to each Holder, within 90 days after the end of each fiscal year, an Officers'

      Certificate stating that a review of the activities of the Company and its Subsidiaries during such fiscal year has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under the Securities, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge, the Company has kept, observed, performed and fulfilled each and every covenant contained in the Securities and is not in default in the performance or observance of any of the terms, provisions and conditions contained in the Securities (or, if a Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge and what action the Company is taking or proposes to take with respect thereto).

            (ii) The Company shall, so long as any of the Securities are outstanding, deliver to each Holder, forthwith upon any officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

      (d) Further Instruments and Acts. Upon request of the Holders of at least a majority in the aggregate Principal Amount of the outstanding Securities (excluding Securities at the time owed by the Company and its Affiliates), the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the provisions of the Securities.

      (e) Taxes. The Company shall, and shall cause each of its Subsidiaries to, pay prior to delinquency all material taxes, assessments and governmental levies, except as contested in good faith and by appropriate proceedings.

      (f) Legal Existence. Subject to paragraph 8 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence, and the corporate, partnership or other existence of each of its Subsidiaries, in accordance with their respective organizational documents (as the same may be amended from time to time) and the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries if the board of directors of the Com-pany shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole.

      (g) Withholding Taxes. All transfers of Securities by the Holders thereof and all payments made by the Company under or with respect to the Securities (including the issuance of securities upon the conversion of the Securities) shall be made free and clear of and without withholding or deduction for or on account of any present or future Taxes, unless the Company is required to withhold or deduct Taxes by law or by the interpretation or administration thereof. If the Company is required by law or by the interpretation or administration thereof to withhold or deduct any amount of Taxes in connection with the Securities, such amount shall be withheld and deducted by the Company without alteration of or increase in its obligations under the Securities; provided, however, that, if the Holder thereof has delivered to the Company a complete, manually-signed copy of Internal Revenue Service Form 1001 (or any successor form) or Internal Revenue Service Form 4224 (or any successor form) properly certifying to such Holder's entitlement to a complete exemption from U.S. withholding Tax with respect to such payment under applicable United States Treasury Regulations, such payment shall be made free and clear of and without withholding or deduction for or on account of any Taxes. In connection with any payment made by the Company under any Security which is made in whole or in part through the delivery of shares of Common Stock of the Company (including upon the conversion of the Securities), the amount required to be withheld or deducted shall first be withheld or deducted from the amount of cash (up to the total amount thereof) which would otherwise be paid at such time. Any additional amount required to be withheld or deducted, unless otherwise agreed by the Company and the Holder of a Security, shall be withheld and deducted by reducing the number of shares of Common Stock to be delivered by that number of shares of Common Stock equal to the remaining amount required to be withheld or deducted divided by the Conversion Price in effect on the date of such payment.

      (h) Line of Business. The Company and its Subsidiaries will not engage in any businesses other than the business of researching, developing, marketing, selling, manufacturing, distributing or licensing pharmaceutical, medical, biologic, genetic or related products and services and financing activities related solely thereto, including the businesses in which the Company and its Subsidiaries are engaged on the Issue Date.

      (i) Use of Proceeds. The Company will use the gross proceeds from the issuance of any Additional Notes in accordance with Section 1(b) of the Purchase Agreement and otherwise in accordance with the Purchase Request related thereto.

      (j) Maintenance of Properties; Insurance; Books and Records; Compliance with Law.

            (i) The Company shall, and shall cause each of its Subsidiaries to, at all times cause all material properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment, and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereto; provided that, subject to the other provisions of the Securities, nothing in this paragraph 7(j)(i) shall prevent the Company or any of its Subsidiaries from selling, abandoning or otherwise disposing of any property (including any lease of property) if in the judgment of the Company the same is no longer useful in the business of the Company or such Subsidiary, as the case may be.

            (ii) The Company shall maintain, and shall cause to be maintained for each of its Subsidiaries, insurance covering such risks as are usually and customarily insured against by corporations similarly situated, in such amounts as shall be customary for corporations similarly situated and with such deductibles and by such methods as shall be customary and reasonably consistent with past practice.

            (iii) The Company shall, and shall cause each of its Subsidiaries to, keep proper books of record and account, in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and each Subsidiary of the Company, in accordance with U.S. generally accepted accounting principles consistently applied to the Company and its Subsidiaries, taken as a whole.

            (iv) The Company shall, and shall cause each of its Subsidiaries to, comply with all statutes, laws, ordinances or government rules and regulations to which they are subject, non-compliance with which would materially adversely affect the business, prospects, earnings, prop-erties, assets or financial condition of the Company and its Subsidiaries, taken as a whole.

8.    SUCCESSOR CORPORATION

      (a) The Company shall not consolidate with, amalgamate with, merge with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets (as an entirety or substantially as an entirety in one transaction or a series of related transactions), to any Person unless:

            (i)(x) the Company shall be the continuing Person, or (y) the Person (if other than the Company) formed by such consolidation or amalgamation or into which the Company is merged or to which the properties and assets of the Company are sold, assigned, transferred, leased, conveyed or otherwise disposed of (in any case, the "Successor Company") shall be a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia and the Successor Company shall expressly affirm, in writing, the due and punctual performance of all of the terms, covenants, agreements and conditions of the Securities to be performed or observed by the Company, and such obligations shall remain in full force and effect; and

            (i) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing.

      (b) In connection with any consolidation, amalgamation, merger or sale, assignment, transfer, lease, conveyance or other disposition of assets contemplated by this paragraph 8, prior to the consummation of such transaction or transactions the Company shall deliver, or cause to be delivered, to each Holder, by first-class mail, postage prepaid, at its address appearing in the register maintained by the Company, an Opinion of Counsel stating that (i) such consolidation, amalgamation, merger or sale, assignment, transfer, lease, conveyance or other disposition of assets complies with this paragraph 8, (ii) all conditions precedent herein provided for relating to such transaction or transactions have been complied with and (iii) the affirmation provided for in this paragraph 8 has been duly authorized, executed and delivered by the Successor Company and the Securities are valid and legally binding obligations of the Successor Company enforceable against it in accordance with their terms (subject to bankruptcy, insolvency, re-organization and similar laws affecting the rights and remedies of creditors generally and general equitable principles).

      (c) For purposes of paragraph 8(a) and (b) hereof, the transfer (by sale, assignment, lease, conveyance or other disposition, in a single transaction or series of related transactions) of all or substantially all of the properties or assets of one or more Subsidiaries of the Company, the Capital Stock of which constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

      (d) Upon any consolidation, amalgamation or merger, or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the assets of the Company in accordance with this paragraph 8, the Successor Company shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Securities with the same effect as if such Successor Company had been named as the Company in the Securities, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under the Securities.

9.    DEFAULTS AND REMEDIES

      (a) An "Event of Default" occurs if:

            (i) after exercise of its option pursuant to paragraph 12 hereof following a Tax Event, the Company defaults in the payment of interest upon any Security or delivery of any Tax Event Option related thereto, when such interest becomes due and payable, and such default continues for a period of 30 days;

            (ii) the Company defaults in the payment of the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Company Change of Control Purchase Price or Elan Change of Control Purchase Price on any Security when the same becomes due and payable at its Stated Maturity, upon redemption, upon declaration, when due for purchase by the Company or otherwise;

            (iii) the Company defaults in the observance or performance of any agreement, covenant, term or condition contained in any Security (other than those referred to in clause (i) and (ii) above) and such failure continues for 30 days after receipt by the Company of notice thereof

      (except in the case of a failure or default with respect to paragraph 8 hereof, which shall constitute an Event of Default with such notice requirement but without such passage of time requirement);

            (iv) the Company defaults in any payment of principal of or interest on any other obligation for money borrowed or the Company fails to perform or observe any other agreement, covenant, term or condition contained in any agreement under which any such obligation is created and the effect of such default or failure is to cause, or the holder or holders of such obligation (or a trustee on behalf of such holder or holders), as a consequence of such default or failure shall take action to cause, such obligation to become due prior to any stated maturity thereof; provided that the aggregate amount of all obligations as to which such acceleration shall occur is equal to or greater than $4.0 million;

            (v) any final judgment or judgments which can no longer be appealed for the payment of money in excess of $4.0 million (in excess of amounts covered by insurance and as to which the insurer has acknowledged coverage) shall be rendered against the Company or any Subsidiary thereof, and shall not be discharged for any period of 60 consecutive days during which a stay of enforcement shall not be in effect;

            (vi) the Company or any Subsidiary thereof pursuant to or within the meaning of any Bankruptcy Law:

                  (A) commences a voluntary case,

                  (B) consents to the entry of an order for relief against it in an involuntary case,

                  (C) consents to the appointment of a Custodian of it or for all or substantially all of its property,

                  (D) makes a general assignment for the benefit of its
            creditors, or

                  (E) generally is not paying its debts as they become due;

            (vii) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (A) is for relief against either of the Company or any
            Subsidiary thereof in an involuntary case,

                  (B) appoints a Custodian of either of the Company or any
            Subsidiary thereof or for all or substantially all of the property of either of the Company or any Subsidiary thereof, or

                  (C) orders the liquidation of either of the Company or any
            Subsidiary thereof,

      and the order or decree remains unstayed and in effect for 60 days; or

            (viii) the Company fails to deliver shares of Common Stock (or cash in lieu of fractional shares) when such Common Stock (or cash in lieu of fractional shares) is required to be delivered, upon conversion of a Security and such failure is not remedied for a period of 10 days.

      (b) If an Event of Default (other than an Event of Default specified in paragraph 9(a)(vi) or (vii) hereof occurs and is continuing, the Holders of at least 25% in aggregate Principal Amount of the Securities at the time outstanding (excluding Securities at the time owned by the Company and its Affiliates) by notice to the Company, may declare the Issue Price and accrued Original Issue Discount (or, if the Securities have been converted to a semiannual coupon note following a Tax Event, the Restated Principal Amount and accrued and unpaid interest) through the date of declaration on all the Securities to be immediately due and payable. Upon such a declaration, such Issue Price and accrued Original Issue Discount (or, if the Securities have been converted to a semiannual coupon note following a Tax Event, the Restated Principal Amount and accrued and unpaid interest) shall become and be due and payable immediately. If an Event of Default specified in paragraph 9(a)(vi) or
(vii) hereof occurs and is continuing, the Issue Price and accrued Original Issue Discount (or, if the Securities have been converted to a semiannual coupon note following a Tax Event, the Restated Principal Amount and accrued and unpaid interest) on all the Securities shall become and be immediately due and payable without any declaration or other act on the part of any Holders. The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding (excluding Securities at the time owned by the Company (and its Affiliates), by notice to the Company (and without notice to any other Holder), may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of the Issue Price and accrued Original Issue Discount (or accrued and unpaid interest) that have become due solely as a result of acceleration. No such rescission shall affect any subsequent or other Default or Event of Default or impair any consequent right.

      (c) If an Event of Default occurs and is continuing, any Holder may pursue any available remedy to collect the payment of the Issue Price and accrued Original Issue Discount (or, if the Securities have been converted to a semiannual coupon note following a Tax Event, the Restated Principal Amount and accrued and unpaid interest) on the Securities or to enforce the performance of any provision of the Securities.

      A delay or omission by any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

      (d) The Holders of a majority in aggregate Principal Amount of the Securities at the time outstanding (excluding Securities at the time owned by the Company and its Affiliates), by notice to the Company (and without notice to any other Holder), may waive an existing Default or Event of Default and its consequences except (i) an Event of Default described in paragraph 9(a)(i), (ii) or (viii) hereof or (ii) a Default in respect of a provision that under paragraph 11 hereof cannot be amended without the consent of each Holder affected. When a Default or Event of Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any consequent right.

      (e) Notwithstanding any other provision of the Securities, the right of any Holder to receive payment of the Principal Amount, Issue Price, accrued Original Issue Discount, Redemption Price, Purchase Price, Company Change of Control Purchase Price, Elan Change of Control Purchase Price or interest, if any, in respect of the Securities held by such Holder, on or after the respective due dates expressed in the Securities and to convert the Securities in accordance with paragraph 6 hereof, or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert the Securities, shall not be impaired or affected adversely without the consent of each such Holder.

      (f) The Company covenants (to the extent it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the Principal Amount, Issue Price plus accrued Original Issue Discount, Redemption Price, Purchase Price, Company Change of Control Purchase Price or Elan Change of Control Purchase Price, in each case, in respect of Securities, or any interest on such amounts, as contemplated herein, or which may affect the covenants or the performance of the Securities; and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Holders, but will suffer and permit the execution of every power as though no such law had been enacted.

10.   REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE

      (a) The Company shall cause to be kept at its offices a register in which the Company shall provide for the registration of Securities and of transfers of Securities. Upon surrender for registration of transfer of any Security, the Company shall execute, in the name of the designated transferee or transferees, one or more Securities of a like aggregate Principal Amount and bearing such restrictive legends as may be required by the terms of the Securities.

      At the option of the Holder, and subject to the other provisions of the Securities, Securities may be exchanged for other Securities of a like aggregate Principal Amount, upon surrender of the Securities to be exchanged to the Company. Whenever any Securities are so surrendered for exchange, and subject to the other provisions of the Securities, the Company shall execute and deliver the Securities which the Holder making the exchange is entitled to receive. Every Security presented for registration of transfer or exchange shall be accompanied by the written instrument of transfer in the form attached hereto as Annex C, duly executed by the Holder thereof.

      All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and subject to the same provisions as the Securities surrendered upon such registration of transfer or exchange.

     Subject to paragraph 7(g) hereof and notwithstanding any other provision of this Section 10(a), no transfer of any Security shall be permitted, and no registration of transfer shall be effected unless, prior to the time of such transfer or registration of transfer, the Holder has made arrangements reasonably satisfactory to the Company for payment or reimbursement of any and all Taxes which would, in the absence of payment by the transferor, be required to be paid by the Company as a result of such transfer. No service charge shall be made for any registration of transfer or exchange. The Company acknowledges that Treasury Regulation Section 1.441-2(b)(3) (effective January 1, 1999) is not applicable to any Security issued prior to January 1, 1999.

     In the event of a redemption of the Securities, the Company will not be required (i) to register the transfer of or exchange Securities for a period of 5 days immediately preceding the date notice of any redemption is given pursuant to paragraph 3(e) hereof or (ii) to register the transfer of or exchange any Security, or portion thereof, called for redemption.

     (b) Except as permitted by this paragraph (b), each Security (and all Securities issued in exchange therefor or substitution thereof) shall, so long as appropriate, bear a legend (the "Legend") to substantially the following effect (each, a "Transferred Restricted Security"):

          THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO A VALID EXEMPTION THEREFROM.

          THE TRANSFER OF THE SECURITY EVIDENCED HEREBY IS SUBJECT TO THE CONDITIONS SPECIFIED IN A SECURITIES PURCHASE AGREEMENT, DATED AS OF NOVEMBER 6, 1998, BY AND AMONG THE COMPANY, ELAN INTERNATIONAL SERVICES, LTD. AND ELAN CORPORATION, PLC, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITY UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF WITHOUT CHARGE.

     At such time as any Transfer Restricted Security may be freely transferred without registration under the Securities Act and without being subject to transfer restrictions pursuant to the Securities Act, the Company shall permit the Holder of such Transfer Restricted Security to exchange such Transfer Restricted Security for a new Security which does not bear the applicable portion of the Legend upon receipt of certification from such Holder substantially in the form attached hereto as Annex D and, at the request of the Company, upon receipt of an opinion of counsel addressed to the Company that the transfer restrictions contained in the Legend are no longer applicable. In addition, at such time as such Security is no longer subject to the transfer conditions set forth in the Purchase Agreement, the Company shall permit the Holder of such Security to exchange such Security for a new Security which does not bear the portion of the Legend referring to such transfer conditions.

     In addition to the Legend, until the expiration of the "one-year distribution compliance period" within the meaning of Rule 903 of Regulation S under the Securities Act, each Security (and all Securities issued in exchange therefor or substitution thereof) shall bear a legend (the "Reg. S Legend") to substantially the following effect:

     THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (SECTION 230.901 THROUGH SECTION 230.905, AND PRELIMINARY NOTES). HEDGING TRANSACTIONS INVOLVING THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

     At the expiration of such "one-year distribution compliance period," the Company shall permit the Holder of such Security to exchange such Security for a new Security which does not bear the Reg. S Legend.

     (c) If any mutilated Security is surrendered to the Company, the Company shall execute and deliver a new Security of like aggregate Principal Amount.

     If there is delivered to the Company:

          (i) evidence to its reasonable satisfaction of the destruction, loss or theft of any Security; and

          (ii) such security or indemnity as may be reasonably satisfactory to the Company to save it harmless,

     then, in the absence of actual notice to the Company that such Security has been acquired by a bona fide purchaser, the Company shall execute and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like aggregate Principal Amount.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company, in its discretion, but subject to conversion rights, may, instead of issuing a new Security, pay such Security, upon satisfaction of the conditions set forth in the preceding paragraph.

11.  AMENDMENTS AND WAIVERS

     (a) Any term, covenant, agreement or condition of the Securities may, with the consent of the Company, be amended, or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), by one or more substantially concurrent written instruments signed by the Holders of at least a majority in aggregate Principal Amount of the Securities at the time outstanding (excluding Securities at the time owned by the Company and its Affiliates); provided that, without the consent of each Holder affected, no such amendment or waiver, including a waiver pursuant to paragraph 9(d) hereof, shall:

          (i) make any change in the Principal Amount of Securities whose Holders must consent to an amendment or waiver;

          (ii) make any change to the manner or rate of accrual in connection with original Issue Discount, reduce the interest rate referred to in paragraph 1 of the Securities, reduce the rate of interest referred to in paragraph 12 of the Securities upon the occurrence of a Tax Event or extend the time for payment of accrued original Issue Discount or interest, if any, on any Security;

          (iii) reduce the Principal Amount or the Issue Price of or extend the Stated Maturity of any Security;

          (iv) reduce the Redemption Price, Purchase Price, Company Change of Control Purchase Price or Elan Change of Control Purchase Price or extend the date on which the Re-demption Price, Purchase Price, Company Change of Control Purchase Price or Elan Change of Control Purchase Price of any Security is payable;

          (v) make any Security payable in money or securities other than that stated in the Securities;

          (vi) make any change in paragraph 9(d) hereof or this paragraph 11(a), except to increase any percentage referred to, or make any change in paragraph 9(e) hereof;

          (vii) make any change that adversely affects the right to convert any Security (including the right to receive cash in lieu of fractional shares);

          (viii) make any change that adversely affects the right to require the Company to purchase Securities in accordance with their terms; or

          (ix) impair the right to institute suit for the enforcement of any payment with respect to, or conversion of, the Securities.

     (b) No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereto.

     (c) The Company will not solicit, request or negotiate for or with respect to any proposed amendment or waiver of any provisions of any Security unless each Holder of Securities (irrespective of the amount of Securities then owned by it) shall be informed thereof by the Company and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto; provided, however, that preliminary discussions with one or more Holders regarding any such proposed amendment shall not constitute any such solicitation, request or negotiation. Executed or true copies of any amendment or waiver effected pursuant to this paragraph 11 shall be delivered by the Company to each Holder of Securities, by first class mail, postage prepaid, at its address appearing on the register maintained by the Company, forthwith following the date on which the same shall have been executed and delivered by the Holder or Holders of the requisite amount of outstanding Securities. The Company will not, directly or indirectly, pay or cause to be paid, remuneration, whether by way of fees or otherwise, to any Holder of Securities as consideration for or as an inducement to the entering into by such Holder of any amendment or waiver unless such remuneration is concurrently paid, on the same terms, ratably to the Holders of all Securities then outstanding.

     (d) Any amendment or waiver pursuant to this paragraph 11 shall (except as provided in paragraph 11(a)(i) through (ix) above) apply equally to all Holders and shall be binding upon them, upon each future Holder and upon the Company.

     (e) In determining whether the Holders of the requisite amount of outstanding Securities have given any authorization, consent or waiver under this paragraph 11, Securities owned by the Company or any of its Affiliates shall be disregarded and deemed not to be outstanding.

12.  TAX EVENT CONVERSION

     (a) From and after the date (the "Tax Event Date") of the occurrence of a Tax Event, at the option of the Company, interest in lieu of future Original Issue Discount shall accrue at 8.0% per annum on a principal amount per Security (the "Restated Principal Amount") equal to the Issue Price plus accrued Original Issue Discount to the date immediately prior to the Tax Event Date or the date on which the Company exercises the option described in this paragraph 12(a), whichever is later (such date, the "Option Exercise Date"). Such interest shall accrue from the Option Exercise Date and shall be payable on November 9 and May 9 of each year (the "Interest Payment Date") to the Holders of record at the close of business on October 25 and April 24 (each, a "Regular Record Date") immediately preceding such Interest Payment Date. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months and will accrue from the most recent date on which interest has been paid or, if no interest has been paid, from the Option Exercise Date. Within 15 days of the occurrence of a Tax Event, the Company shall mail a written notice of such Tax Event to each Holder, by first-class mail, postage prepaid, at its address appearing on the register maintained by the Company.

     (b) On each Interest Payment Date, concurrently with the payment of the interest due and payable on such date, the Company shall issue and deliver to each Holder of a Security to whom such interest is paid, an option (which option shall be in the form of a written instrument duly executed by the Company (a "Tax Event Option") to purchase a number of shares of Common Stock equal to the quotient obtained by dividing (x) the aggregate amount of such interest due and payable to such Holder on such Interest Payment Date in respect of such Security by (y) the Conversion Price of such Security in effect on the Business Day immediately prior to such Interest Payment Date. Such Tax Event Option shall be exercisable, in whole at any time or in part from time to time, on or prior to November 9, 2008. Each Tax Event Option shall include provisions substantially similar to those set forth in paragraph 6(c), (d), (e), (f), (g), (h) and (i) hereof. Each Tax Event Option shall be transferable by the holder thereof only together with the Security in respect of which such Tax Event option was issued, subject to compliance with all applicable transfer restrictions of federal and state securities laws.

     (c) Interest on any Security that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security is registered at the close of business on the Regular Record Date for such interest. Each installment of interest on any Security shall be paid by wire transfer in immediately - available funds to an account designated in writing by the payee at least 2 Business Days prior to the Interest Payment Date applicable thereto.

     (d) Subject to the foregoing provisions of this paragraph 12, each Security upon registration of transfer, or in exchange for or in lieu of any other Security, shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

13.  MISCELLANEOUS

     (a) Any notices or other communications required or permitted hereunder shall be sufficiently given if delivered personally, sent by nationally recognized overnight delivery service or facsimile (receipt confirmed) or mailed by first-class mail, postage prepaid, addressed as follows:

          (i) if to the Company, to:

              Ligand Pharmaceuticals Incorporated
              10275 Science Center Drive
              San Diego, California 92121
              Attn: General Counsel
              Fax No.: (619) 550-1825

              with a copy to:

              Brobeck, Phleger & Harrison LLP

              550 West C Street, Suite 1300
              San Diego, California 92101-3532
              Attn: Faye H. Russell, Esq.
              Fax No.: (619) 234-3848

          (ii) if to any Holder, at its address appearing in the register maintained by the Company pursuant to paragraph 10(a) hereof

          (iii) (x) on the date delivered, if delivered by facsimile or personally, (y) on the day after the notice is delivered into the possession and control of a nationally recognized overnight delivery service, duly marked for delivery to the receiving party or (z) three Business Days after being mailed by first-class mail, postage prepaid. The Company, by written notice to each of the Holders, may designate a different address for subsequent notices or communications.

     (b) All agreements of the Company in this Security shall bind its successor.

     (c) Each provision of this Security shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purpose of this Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     (d) THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     (e) Upon conversion of this Security in accordance with the terms hereof, the Holder will be entitled to the benefits of the Registration Rights Agreement or the New Registration Rights Agreement, as the case may be, with respect to the shares of Common Stock issuable to such Holder upon such conversion.

14.  DEFINITIONS

     "Accrual Increase" has the meaning specified in paragraph 1(c) hereof.

     "Additional Amounts" has the meaning specified in paragraph 7(g) hereof.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control," when used with respect to any specified Person means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of Voting Stock, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Bankruptcy Law" means Title 11, U.S. Code or any similar federal or state law for the relief of debtors.

     "Business Day" means each day of the year on which banking institutions are not required or authorized to close in The City of New York.

     "Capital Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated and whether or not voting) of corporate stock, partnership interests or any other participation, right or other interest in the nature of an equity interest in such Person including, without limitation, common stock and preferred stock of such Person, or any option, warrant or other security convertible into any of the foregoing.

     A "Change of Control" of any Person shall be deemed to have occurred at such time as (i) any other Person or group of related Persons for purposes of
Section 13(d) of the Exchange Act ("Group") becomes the beneficial owner (as defined under Rule l3d-3 under the Exchange Act), directly or indirectly, of 50.0% or more of the total Voting Stock of such specified Person, (ii) there shall be consummated any consolidation or merger of such specified Person in which such specified Person is not the continuing or surviving corporation or pursuant to which the Voting Stock of such specified Person would be converted into cash, securities or other property, other than a merger or consolidation of such specified Person in which the holders of the Voting Stock of such specified Person outstanding immediately prior to the consolidation or merger hold, directly or indirectly, at least a majority of all Voting Stock of the continuing or surviving corporation immediately after such consolidation or merger or (iii) during any period of two consecutive years, individuals who at the beginning of such pe-riod constituted the board of directors of such specified Person (together with any new directors whose election by such board of directors or whose nomination for election by the shareholders of such specified Person has been approved by a majority of the directors then still in office who either were directors at the beginning of such period or whose election or recommendation for election was previously so approved) cease to constitute a majority of the board of directors of such specified Person.

     "close of business" means, with respect to any date, 5:00 PM, San Diego time, on such date, or such other city in which the Company's principal place of business may then be located.

     "Closing Price" means, with respect to the Common Stock on any trading day, the last reported per share sales price of the Common Stock on such trading day, as reported by the Nasdaq National Market or, if the Common Stock is listed on a United States securities exchange, the closing per share sales price, regular way, on such trading day on the principal United States securities exchange on which the Common Stock is traded or, if no such sale takes place on such trading day, the average of the closing bid and asked prices on such day.

     "Common Stock" means the common stock, par value $0.001 per share, of the Company, as such class exists on the date of this Security as originally executed or any other shares of Capital Stock into which such common stock shall be reclassified or changed.

     "Company" means Ligand Pharmaceuticals Incorporated, a Delaware corporation.

     "Company Change of Control Offer" has the meaning specified in paragraph 4(b) hereof.

     "Company Change of Control Offer Notice" has the meaning specified in paragraph 4(b)(i) hereof.

     "Company Change of Control Payment Date" has the meaning specified in paragraph 4(b)(i)(C) hereof.

     "Company Change of Control Purchase Price" has the meaning specified in paragraph 4(b) hereof.

     "Company Notice" has the meaning specified in paragraph 4(a)(v) hereof.

     "Company Notice Date" has the meaning referred to in paragraph 4(a)(v) hereof.

     "Conversion Date" has the meaning specified in paragraph 6(d) hereof.

     "Conversion Notice" has the meaning specified in paragraph 6(d) hereof.

     "Conversion Price" has the meaning specified in paragraph 6(b) hereof.

     "Conversion Shares" has the meaning specified in the Purchase Agreement.

     "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

     "Distributed Securities" has the meaning specified in paragraph 6(i)(iv) hereof.

     "Elan" means Elan Corporation, plc, a public limited company organized and existing under the laws of Ireland.

     "Elan Change of Control Notice" has the meaning specified in the Purchase Agreement.

     "Elan Change of Control Payment Date" has the meaning specified in paragraph 5(b)(ii) hereof.

     "Elan Change of Control Purchase" has the meaning specified in paragraph 5(a) hereof.

     "Elan Change of Control Purchase Notice" has the meaning specified in paragraph 5(b) hereof.

     "Elan Change of Control Purchase Price" has the meaning specified in paragraph 5(a) hereof.

     "Event of Default" has the meaning specified in paragraph 10(a).

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

     "Extraordinary Cash Dividend" means cash dividends with respect to the Common Stock the aggregate amount of which in any fiscal year exceeds the greater of (i) 10% of the consolidated net income of the Company for the fiscal year immediately preceding the payment of such dividend and (ii) $200,000.

     "Holder" means a Person in whose name this Security is registered on the books of the Company.

     "Initial Shares" has the meaning specified in the Purchase Agreement.

     "Interest Payment Date" has the meaning specified in paragraph 12(a) hereof.

     "Issue Date" of this Security means the date on which this Security was originally issued or deemed issued as set forth on the face of this Security.

     "Issue Price" of this Security means, in connection with the original issuance of this Security, the initial issue price at which this Security is issued as set forth on the face of this Security.

     "Legend" has the meaning specified in paragraph 10(b) hereof.

     "License Agreement" has the meaning specified in the Purchase Agreement.

     "License Shares" has the meaning specified in the Purchase Agreement.

     "Nasdaq National Market" means the electronic interdealer quotation system operated by Nasdaq Stock Market, Inc., a subsidiary of the National Association of Securities Dealers, Inc.

     "New Registration Rights Agreement" has the meaning specified in the Purchase Agreement.

     "Officer" means the Chief Executive Officer, the President, any Vice President, the Treasurer or the Secretary of the Company.

     "Officers' Certificate" means a written certificate, signed in the name of the Company by (i) its Chief Executive

Officer, its President or any Vice President and (ii) its Treasurer or its Secretary.

     "Opinion of Counsel" means a written opinion from legal counsel. The counsel may be an employee of, or counsel to, the Company or any Successor Company.

     "Option Exercise Date" has the meaning specified in paragraph 12(a) hereof.

     "Original Issue Discount" of this Security means the difference between the Issue Price and the Principal Amount of this Security as set forth on the face of this Security. For purposes of this Security, accrual of Original Issue Discount shall be calculated on a semi-annual bond equivalent basis using a 360 day year consisting of twelve 30-day months.

     "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

     "Principal" or "Principal Amount" of this Security means the Principal Amount as set forth on the face of this Security.

     "Purchase Agreement" has the meaning specified on the face of this Security.

     "Purchase Date" has the meaning specified in paragraph 4(a) hereof.

     "Purchase Notice" has the meaning specified in paragraph 4(a)(i) hereof.

     "Purchase Price" has the meaning specified in paragraph 4(a) hereof.

     "Purchase Request" has the meaning specified in the Purchase Agreement.

     "Redemption Date" means a date specified for redemption of this Security in accordance with the terms hereof.

     "Redemption Price" has the meaning specified in paragraph 3(a) hereof.

     "Registration Rights Agreement" has the meaning specified in the Purchase Agreement.

     "Registration Rights Default" has the meaning specified in paragraph 1(c) hereof.

     "Regular Record Date" has the meaning specified in paragraph 12(a) hereof.

     "Restated Principal Amount" has the meaning specified in paragraph 12(a) hereof.

     "SEC" means the Securities and Exchange Commission.

     "Securities" means any of the Company's Zero Coupon Convertible Senior Notes due 2008, as amended and supplemented from time to time in accordance with the terms hereof, issued pursuant to the Purchase Agreement.

     "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

     "Shares" has the meaning specified in the Purchase Agreement.

     "Stated Maturity" means November 9, 2008.

     "Subsidiary" of any specified Person means any corporation, partnership, joint venture, limited liability company, association or other business entity, whether now existing or hereafter organized or acquired, (i) in the case of a corporation, of which more than 50% of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof is held by such specified Person or any of its Subsidiaries or (ii) in the case of a partnership, joint venture, limited liability company, association or other business entity, with respect to which such specified Person or any of its Subsidiaries has the power to direct or cause the direction of the management and policies of such entity by contract or otherwise.

     "Successor Company" has the meaning specified in paragraph 8(a)(1) hereof.

     "Tax Event" means that the Company shall have received an opinion from independent tax counsel experienced in such matters to the effect that, on or after the date of this Security, as a result of (a) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United Sates or any political subdivision or taxing authority thereof or therein or (b) any amendment to, or change in, an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority, in each case, which amendment or change is enacted, promulgated, issued or announced or which interpretation is issued or announced or which action is taken, on or after the date of this Security, there is more than an insubstantial risk that interest (including Original Issue Discount) payable on the Securities either (i) would not be deductible on a current accrual basis or (ii) would not be deductible under any other method, in either case, in whole or in part, by the Company, by reason of deferral, disallowance or otherwise) for United States federal income tax purposes.

     "Tax Event Date" has the meaning specified in paragraph 12(a) hereof.

     "Tax Event Option" has the meaning specified in paragraph 12(b) hereof.

     "Taxes" means any present or future tax, duty, levy, impost, assessment or other government charge (including penalties, interest and any other liabilities related thereto) imposed or levied by or on behalf of a any government or any political subdivision or territory or possession of any government or any authority or agency therein or thereof having power to tax.

     "Transfer Restricted Security" has the meaning specified in paragraph 10(b) hereof.

     "Voting Stock" means stock of any class or classes, however designated, having general voting power under ordinary circumstances to elect a majority of the board of directors, managers or trustees of a Person, other than stock having such power only by reason of the occurrence of a contingency.

                                                                         ANNEX A

                             FORM OF PURCHASE NOTICE
                                       OF
                  ZERO COUPON CONVERTIBLE SENIOR NOTE DUE 2008


Ligand Pharmaceuticals Incorporated
10275 Science Center Drive
San Diego, California 92121

Attention: General Counsel

     1. Pursuant to the terms of the Zero Coupon Convertible Senior Note due
2008 (certificate no. [            ] in the Principal Amount of $[          ]
(the "Security"), the undersigned hereby elects to cause Ligand Pharmaceuticals
incorporated (the "Company") to purchase $[            ] Principal Amount of the
Security at the Purchase Price set forth in the Security on [November 9, 2002] [November 9, 2005], subject to the right of the undersigned to convert the Security at any time prior to the close of business on the Purchase Date. Capitalized terms used herein and not otherwise defined have the meanings specified in the Security.

     2. In the event that the Security is purchased in part, please execute and deliver to the undersigned a new Security in a denomination equal in Principal Amount to the unpurchased portion of the Security.

     3. In the event that the Company has elected to pay the Purchase Price with Common Stock (the "Shares") Pursuant to paragraph 4(a)(iv) of the Security, the undersigned confirms that:

          (a) We understand that the Shares have not been registered under the Securities Act and may not be offered or sold except as permitted in the following sentence. We agree that if we should sell or otherwise transfer the Shares, we will do so only (i) to the Company or its Subsidiaries,
     (ii) inside the United States to an institutional "accredited investor" (as defined below), (iii) outside the United States in accordance with Regulation S under the Securities Act, (iv) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available) or (v) pursuant to an effective registration statement under the Securities Act.

          (b) We understand that the certificates representing the Shares will, so long as appropriate, bear the following legends:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO A VALID EXEMPTION THEREFROM. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (SECTION 230.901 THROUGH
          SECTION 230.905, AND PRELIMINARY NOTES). HEDGING TRANSACTIONS INVOLVING THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

          THE TRANSFER OF THE SECURITY EVIDENCED HEREBY IS SUBJECT TO THE CONDITIONS SPECIFIED IN A SECURITIES PURCHASE AGREEMENT, DATED AS OF NOVEMBER 6, 1998, BY AND AMONG THE COMPANY, ELAN INTERNATIONAL SERVICES, LTD. AND ELAN CORPORATION, PLC, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITY UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF WITHOUT CHARGE.

          (c) We are acquiring the Shares for our own account and are either (i) an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) or (ii) a foreign purchaser that is outside the United States (as such terms are used under Regulations S under the Securities Act). We have such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of our investment in the Shares and we are able to bear the economic risk of our investment for an indefinite period of time.

     This certificate and the statements contained herein are made for the benefit of the Company.

                                        ----------------------------------------
                                        Signature of Holder

Date:
     ----------------

                                                                         ANNEX B


                               CONVERSION NOTICE
                                       OF
                  ZERO COUPON CONVERTIBLE SENIOR NOTE DUE 2008


Ligand Pharmaceuticals Incorporated
10275 Science Center Drive
San Diego, California 92121


Attention: General Counsel

     1. Pursuant to the terms of the Zero Coupon Convertible Senior Note due
2008 (certificate no. [          ] in the Principal Amount of $[      ] attached
hereto (the "Security"), the undersigned hereby elects to cause Ligand
Pharmaceuticals Incorporated (the "Company") to convert $[         ] Principal
Amount of the Security pursuant to paragraph 6 of the Security at the Conversion Price. Capitalized terms used herein and not otherwise defined have the meanings specified in the Security.

     2. In the event that the undersigned has elected to convert the Security in part, please execute and deliver to the undersigned a new Security in a denomination equal in Principal Amount to the unconverted portion of the Security.

     3. In connection with the conversion of the Security, the undersigned confirms that:

          (a) We understand that the securities to be issued upon such conversion have not been registered under the Securities Act and may not be offered or sold except as permitted in the following sentence. We agree that if we should sell or otherwise transfer such securities, we will do so only (i) to the Company or its Subsidiaries, (ii) inside the United States to an institutional "accredited investor" (as defined below), (iii) outside the United States in accordance with Regulation S under the Securities Act,
     (iv) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available) or (v) pursuant to an effective registration statement under the Securities Act.

          (b) We understand that the certificates representing such securities will, so long as appropriate, bear the following legends:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES

          ACT OF 1933, AS AMENDED (THE "ACT"), MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR PURSUANT TO A VALID EXEMPTION THEREFROM. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S (SECTION 230.901 THROUGH SECTION 230.905, AND PRELIMINARY NOTES). HEDGING TRANSACTIONS INVOLVING THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

          THE TRANSFER OF THE SECURITY EVIDENCED HEREBY IS SUBJECT TO THE CONDITIONS SPECIFIED IN A SECURITIES PURCHASE AGREEMENT, DATED AS OF NOVEMBER 6, 1998, BY AND AMONG THE COMPANY, ELAN INTERNATIONAL SERVICES, LTD. AND ELAN CORPORATION, PLC, AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF SUCH SECURITY UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH CONDITIONS WILL BE FURNISHED BY THE COMPANY TO THE HOLDER HEREOF WITHOUT CHARGE.

          (c) We are acquiring the securities to be issued upon conversion of the Security for our own account and are either (i) an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) or (ii) a foreign purchaser that is outside the United States. We have such knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of our investment in the securities and we are able to bear the economic risk of our investment for an indefinite period of time.

     This certificate and the statements contained herein are made for the benefit of the Company.

                                        ----------------------------------------
                                        Signature of Holder

Date:
     ----------------

                                                                         ANNEX C

                             FORM OF CERTIFICATE FOR
                            REGISTRATION OF TRANSFER
                                   OR EXCHANGE
                                       OF
                  ZERO COUPON CONVERTIBLE SENIOR NOTE DUE 2008


Ligand Pharmaceuticals Incorporated
10275 Science Center Drive
San Diego, California 92121

Attention: General Counsel

     1. Reference is hereby made to the Zero Coupon Convertible Senior Note due
2008 (certificate no. [        ] in the Principal Amount of $[       ] attached
hereto (the "Security"). Capitalized terms used herein and not otherwise defined have the meanings specified in the Security.

     2. In connection with the registration of transfer or exchange of such Security, the undersigned hereby certifies that:

                                    CHECK ONE

          _____ The Security is being acquired for the undersigned's own account, without transfer; or

          _____ The Security is being transferred to the Company; or

          _____ The Security is being transferred in a transaction permitted by Rule 144 under the Securities Act; or

          _____ The Security is being transferred pursuant to an effective registration statement; or

          _____ The Security is being transferred in a transaction permitted by Rule 904 under the Securities Act; or

          _____ The Security is being transferred pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144 or Rule 904, and the undersigned hereby further certifies that the Security is being transferred in compliance with the exemption claimed, which certification is supported by an opinion of counsel, if required by the Company, provided by the undersigned or the transferee (a copy of which the undersigned has attached to this certification) in form reasonably satisfactory to the Company, to the effect that such transfer is in compliance with the Securities Act;

and the Security is being transferred in compliance with any applicable state securities or "Blue Sky" laws of any state of the United States.

     (3) This certificate and the statements contained herein are made for the benefit of the Company.

                                        ----------------------------------------
                                        Signature of Holder

Date:
     ----------------

                                                                         ANNEX D


                   FORM OF UNRESTRICTED SECURITIES CERTIFICATE
                                       OF
                  ZERO COUPON CONVERTIBLE SENIOR NOTE DUE 2008


Ligand Pharmaceuticals Incorporated
10275 Science Center Drive
San Diego, California 92121

Attention: General Counsel

     1. Reference is hereby made to the Zero Coupon Convertible Senior Note due
2008 (certificate no. [           ] in the Principal Amount of $[            ]
attached hereto (the "Security"). Capitalized terms used herein and not otherwise defined have the meanings specified in the Security.

     2. The undersigned, the registered owner of the Security, has requested that the Security be exchanged for a new Security bearing no portion of the Legend (excluding that portion of the Legend relating to transfer conditions set forth in the Purchase Agreement). In connection with such exchange, the undersigned hereby certifies that the exchange is occurring after a period of at least two years has elapsed since the date the Security was acquired from the Company or any affiliate (as such term is defined under Rule 144 under the Securities Act) of the Company, whichever is later, and the undersigned is not, and during the preceding three months has not been, an affiliate of the Company. The undersigned also acknowledges that future transfers of the Security must comply with all applicable state securities or "Blue Sky" laws.

     3. This certificate and the statements contained herein are made for the benefit of the Company.

                                        ----------------------------------------
                                        Signature of Holder

Date:
     ----------------


                                       D-1